INTANGIBLE ASSETS, NET - Estimated Amortization Expense (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
INTANGIBLE ASSETS, NET
2021		¥ 176,519
2022		176,519
2023		79,771
2024		35,267
2025 and thereafter		39,888
Total	$ 77,849	¥ 507,964	¥ 715,877